Exhibit 99.2

2015 Year End Results and Operations Update February 17, 2016

Forward Looking Statement This presentation includes certain estimates and other forward - looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended, including statements with respect to anticipated operating and financial performance, clinical results, potential partnerships, licensing opportunities and other statements of expectation . Words such as “ expects, ” “ anticipates, ” “ intends, ” “ plans, ” “ believes, ” “ assumes, ” “ seeks, ” “ estimates, ” “ should ” and variations of these words and similar expressions, are intended to identify these forward - looking statements . While we believe these statements are accurate, forward - looking statements are inherently uncertain and we cannot assure you that these expectations will occur and our actual results may be significantly different . These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance . Important factors that could cause actual results to differ from those in the forward - looking statements include the factors described in the Company ’ s filings with the U . S . Securities and Exchange Commission . The Company disclaims any obligation to update or revise any forward - looking statement based on the occurrence of future events, the receipt of new information, or otherwise . 2

Agenda 3 • 2015 Recap • Business Model Update • NFC - 1 Program Update • Q4/Year - End Results of Operations • 2016 Milestones • Summary

2015: Pivot Toward Genomic Medicine 4 • Acquired lead CNS compound: NFC - 1 – First program from the genomic medicine collaboration with CHOP – Poised to begin multiple CNS clinical trials (mGluR+ ADHD and 22q11.2 Deletion Syndrome ) in H1 2016 • Strengthened company’s balance sheet – Completed fundraising in Q4 2015 bringing in $46M in gross proceeds, providing ~24 months cash runway (Q4 2017) • Demonstrated viability of TARGT CNS program in preclinical model at Harvard University – Initiated additional preclinical proof - of - concept work to support potential IND filing in 2017 – Licensed a potentially permanent AAV technology, GeneRide , from Stanford University for ex - vivo use – Successfully concluded TARGT EPO program

Medgenics Vision 5 Driven by our commitment to patients we strive to create the premier rare and orphan disease company by : – Developing first - to - market or best - in - class therapies that are transformative to patients suffering from life altering rare genetic diseases – Having unparalleled understanding of the underlying science of rare diseases from pheno type to gen otype – Pushing the boundaries of medicine and technology to develop new and better therapies – Working with patient s, families and advocacy groups to increase awareness and commitment to research and improve access to therapies

Medgenics/CHOP Collaboration 6 • Medgenics has an exclusive option to the genomic discoveries made by the Center for Applied Genomics (CAG) in Rare and Orphan diseases • CAG is prolific in discovering novel genetic causes of disease …however... translating discoveries into therapies has been a challenge • Medgenics’ role is to guide the translational process that matches genetic discoveries with potential therapies , and accelerates them into the clinic Our collaboration with CAG gives us proprietary insight into the underlying genetic causes of disease which enables discovery of novel targets in genetically distinct populations with high unmet medical need.

CAG/CHOP Capabilities

CAG's pediatric biobank contains a high percentage of rare genetic variants

- ~1.2M patient visits/year
- 10% of all R/O disease patients in N. America are treated at CHOP

- Population is unique in that it represents the most severe forms of common diseases
- Global reach in many therapy areas

Highly scalable infrastructure to support translational research

Biobank (BB)
- Fully automated robotic biorepository

Datasets (Genomics EMR)
- Over 60K pediatric and 150K related adult patients GWAS genotyped with associated longitudinal EMR since 2006

Data Analytics
- End to end internal Next-Gen sequencing capabilities
- Integrated bioinformatics
- Rapid identification of novel genetic biomarkers

Consented Patients
- 85% of the BB patients are consented for longitudinal follow up and are eligible for call back for future studies

In the last 8 years CAG has had over 400 peer reviewed publications focused on novel genetic discoveries

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medgenics

MDGN/CAG Drug Development Strategy • Novel targets are validated, and then a search begins for an existing molecule with the correct MOA that can be repurposed – An ideal program will be clinical stage with an excellent safety profile and a suboptimal efficacy signal based on studying heterogeneous patient populations • Once a drug is identified and in - licensed, a rapid proof of concept trial is conducted – G enetically stratified and consented patients are called back 8 Genomically Validated Target Rationale Search & Acquistion Genomically Guided Product Development Targeted Launch

Benefits of Genomic Guided Drug Development Higher Value Medicines Improved response rates Smaller, faster, clinical trials Increased probability of regulatory success Targeted launch Potential label expansion in adjacent genetic diseases G enomic biomarkers improve overall program outcomes 9

Business Model Evolution: Gene Therapy to Genomic Medicine 10 Diverse Limited Medgenics capabilities Ex vivo Gene Therapy • TARGT Platform Time Genomic Medicine • C ommercial capabilities • Further pipeline diversification Genomic Drug Development • World - class biobank and analytics • G enetically defined pediatric biosamples MDGN growth and diversification enhanced by CAG collaboration TM

NFC - 1 Summary • First program from the CHOP collaboration – Phase 2/3 ready program via neuroFix acquisition • Program in mGluR+ ADHD is highly de - risked – Extensive safety database – Compelling Phase 1b efficacy signal in mGluR+ ADHD • Potential rapid path to approval in 22q11.2 DS – L arge orphan indication (75 - 150K US) – Compelling genetic hypothesis and positive signal in one patient – Potential for rapid development path with single pivotal trial • Opportunity in additional mGluR+ CNS/psych diseases 11

Non - interventional mGluR + ADHD Trial Phenotype/Genotype Study • Objectives: - Genotype 1,000 ADHD subjects aged 6 - 17 to identify patients who are mGluR+ – Confirm the 20 - 30% prevalence estimate of mGluR + – E xpedite enrollment in Phase 2/3 interventional trial and subsequent trials • Investigator meeting held January 30 , 2016 • 25 sites activated and first patient enrolled 12

Phase 2/3 Trial of NFC - 1 in mGluR+ ADHD • Objective: Identify optimal dose of NFC - 1 and confirm enhanced response in mGluR+ patients – Primary endpoints: ADHD RS, CGI - I – Powered to serve as a pivotal trial – Top - line data anticipated H216 • Additional study for approval: – Confirmatory Phase 3 trial in target population (ages 6 – 19) 13

ADHD Market Opportunity Overall US Market • 2015 Sales in excess of $10B* (> 60M total prescriptions**) • Approximately 6M pediatric patients • Stimulants dominate market with 90+% of total prescriptions NFC - 1 Opportunity • Genetic Biomarker identifies eligible patients ( approx 20% of all ADHD) and response • Superior clinical profile in mGluR + ADHD patients – Not scheduled – No cardiovascular risk – Potential to address broad range of symptoms ( eg . a nxiety, conduct, mood) – Should lead to broad reimbursement coverage and premium pricing – Great clinical profile for Europe 14 *IBIS World.com **IMS, 2014

22q11.2 Deletion Syndrome Phase 1/2 indication & dose finding study • IND clearance received in January 2016 • Study will explore major neuropsychiatric disorders: ADHD, Anxiety, ASD • Initial data expected mid - 2016 • Transition to pivotal trial in one or more disorders • Rapid path to approval based on potential of Orphan Designation 15

Q4 2015 - Results of Operations • Net R&D expenses for the 4 th Quarter were $4.3MM increasing from $3.8MM for the same period in 2014 due to increased spending to support clinical activities for the NFC - 1 programs and the CHOP collaboration • G&A expenses for the 4 th Quarter were $2.1MM decreasing from $2.4MM for the same period in 2014 mainly due to a decrease in professional fees • Net R&D expenses for the year ended December 31, 2015 were $15.4MM – Increase from $8.3MM in 2014 – Primarily due an increase in costs to support clinical activities for the NFC - 1 programs and the CHOP collaboration • Non - recurring R&D expenses for the year ended December 31, 2015 were $8.2MM due to the acquisition of NFC - 1 in the third quarter – Included in the $ 8.2M expense is $ 2M in an upfront cash payment, $ 6M in a corporate milestone payment (including $3.2M non - cash payment), and $ 0.2M in reimbursed R&D costs • G&A expenses for the year ended December 31, 2015 were $13.0MM – Increase from $10.7MM in 2014 – Primarily due to increased stock - based compensation expenses related to options granted to directors, G&A personnel and consults • Completed fundraising in Q4. Gross proceeds: $46M • Cash balance as of December 31, 2015 : $53MM 16

NFC - 1 Near - term Milestones 17 PROGRAM TIMING 22q11.2 Deletion Syndrome (NFC - 1) IND for 22q11.2 DS accepted ✔ Initiate exploratory study of psychiatric symptoms Q1 16 Initial NFC - 1 data readout Mid 16 mGluR+ ADHD (NFC - 1) Initiate Phase 2/3 non - interventional study ✔ Initial Phase 2/3 interventional NFC - 1 data readout H2 16 Preclinical POC for TARGT CNS H2 16

Summary • Transformative year for the Company – Clinical trials with NFC - 1 will initiate in 2016 – Anticipate critical data available in Q3 (22q) and Q4 (mGluR+ ADHD) • Anticipate significant acceleration of Company’s transition to genomic medicine • Potential for additional deals originating from Medgenics/CHOP collaboration • Promising early data in TARGT CNS preclinical studies support continued development of ex vivo gene therapy 18

Appendix 19

Elia, Glessner et al. Nature Genetic s, 2012 CAG Breakthrough Discovery 20 Research by Dr. Hakonarson indicated approximately 20% of ADHD patients have an underlying mGluR network mutations • 10 fold increased frequency of copy number variations (CNV ) in the mGluR gene network detected in ADHD population vs. normal controls • Dr. Hakonarson found these mutations in several related neuropsychiatric diseases

NFC - 1, first - in - class mGluR Neuromodulator 21 • Small molecule, non - stimulant agonist of multiple mGluRs : • 1, 3, 5, 7, 8 • Up - regulates GABA B receptors • Positive effects seen in animal models • Ameliorate cognitive impairment • Reduce hyperactivity • Enhance memory • Antipsychotic activity Dr . Hakonarson identified NFC - 1 as a drug with potential to address mGluR network disruptions caused by genetic mutations

NFC - 1, An Excellent Candidate for R epositioning 22 • Failed on efficacy measure • Excellent safety profile in >1,000 patients • No addiction potential • Excellent oral bioavailability and predictable PK – Twice - daily dosing NFC - 1 tested in a large scale clinical trial in Vascular Dementia patients not enriched for mGluR mutations

NFC - 1 GREAT Study: Design and Execution • Part 1: Single Ascending Dose(SAD)/Pharmacokinetics(PK) – SAD 24 hour PK 50 - 800mg • Part 2 : Ascending Dose Trial – 1 week of placebo followed by 4 weeks active therapy – Dose escalated: 50mg BID* - 400mg BID* weekly (x4) – Efficacy endpoints CGI, Vanderbilt, exploratory – Single - blinded (to patients/families) 23 Two - part Phase 1B trial, n=30 Trial completed Q3 2015 *Twice a day

GREAT Study Enrolled Complex, Severe Patients Inclusion Criteria • ADHD patients age 12 – 17 • mGluR network mutation positive ( mGluR +) Severe ADHD symptoms and high comorbidity • 73% had severe ADHD (CGI - S >5 at baseline) • 67% had co - morbid psychiatric conditions – Anxiety, ODD – 30% on antipsychotics and/or antidepressants • 70% had previous treatment with ADHD drugs 24

25 Response rates for both scales (CGI - I and Vanderbilt Parent Rating Scale) approx 80% Strong Efficacy Signal in Key Endpoints Treatment effect appeared more robust over time and at higher doses CGI - I, Clinical Global Impression of Symptom Improvement Responder – Global rating of much or very much improved

26 Proportion of Responders (Vanderbilt) Note: Data is for the subset of patients who titrated to the highest dose (N=18). Genetic tiers were not balanced. Vanderbilt - Proportion of Responders at Week 5 by Genetic Tier ( with 95% confidence intervals) Core Mutations (Tier1/2) Predict Higher Response Response rate appears to be correlated to the proximity to the core mGluR genes

Statistically Significant Improvement in Key Endpoints 27 Week 1 Week 2 Week 3 Week 4 Week 5 Mean 29.1 26.4 24.0 23.3 22.5 Week 1 Week 2 Week 3 Week 4 Week 5 Mean 3.79 3.13 2.79 2.79 2.21 P < 0.001 P < 0.001 Average Vanderbilt score at each week – all patients Average CGI - I score at the end of each week – all patients Repeated Measures Analysis: mean scores by week CGI - I Scale: 1 - 7 Vanderbilt Scale (Questions 1 - 18): 0 - 54 Improvement magnitude comparable to best in class drugs in complex, severe patients

28 mGluR Network Mutation Classification: “Genetic Tiers” Tier 3 • 800+ Genes • 30% of ADHD Tier 2 • 279 Genes • 20% of ADHD Tier 1 • 79 Genes • 10% of ADHD Tier 1 Mutations in genes in mGluR receptors or that directly influence mGluR signaling. n=17 Tier 2 Mutations in genes that encode proteins that influence mGluR . n=7 Tier 3 Mutations in genes that encode for proteins that interact with Tier 1 and 2 genes. n=6 • G enetic tiers optimized for Tier 1 (not balanced) • Prevalence of ADHD estimated Genetic Tiers Defined by Proximity to mGluR Network

NFC - 1, GREAT Trial Study Summary • Strong efficacy signal in several validated ADHD scales • Improvement magnitude comparable to best in class drugs in complex, severe patients • Improvement in multiple symptoms noted by caregivers – I nattention, hyperactivity, anxiety, mood disorders • Treatment effect more robust over time & higher doses • Genetic biomarker predictive of response to NFC - 1 (Tier 1 & 2) • Confirmation of PK profile – C omparable to previous PK study; BID dosing • W ell tolerated, no treatment related serious adverse events • 20 of the 30 patients chose to continue in a long - term safety trial – Study began August 2015 29

22q11.2 Deletion Syndrome (DS) Overview 30

Orphan Opportunity - 22q11.2 DS • 90% of 22q11.2DS patients have at least one mGluR network related deletion (RANBP1) 31 Micro deletion occurs in chromosome 22 Hypothesis: neuropsychiatric symptoms in 22q11.2DS patients are causally related to mGluR CNV/mutations and will respond to NFC - 1

32 Orphan Opportunity - 22q11.2 DS Physical Symptoms • Heart defects • Cleft palate • Gastrointestinal problems • Poor wound healing • Skeletal abnormalities Surgical / medical therapies mortality <4% after CV surgery (excluding critically ill infants) No effective therapy Approx. 40% progress to schizophrenia Psychiatric Symptoms* Prevalence estimates range from 1/2,000 to 1/4,000 *Jonas et al Biol Pyschiatry 2015 ;75:351 - 360

22q11.2 Patient in GREAT Study 33 T wo 22q11.2 p atients in the trial; one deletion and one duplication • Parents reported significant symptom improvement in both • M arked improvement in CGI - I and Vanderbilt • Both families elected to enroll in long - term safety trial to maintain access to NFC - 1

Opportunity to work with the Leading 22q11.2 Center • “ 22q and You” Center at The Children’s Hospital of Philadelphia (CHOP) – World’s leading 22q11.2 Deletion Syndrome (DS) Center – Caring for > 1,300 children with a 22q11.2 deletion – Draws families from around the world – Staffed by geneticists, genetic counselors and physicians 34

TARGT – Ex vivo Gene Therapy 35

TARGT EPO • Trial Status – Completed enrollment in low - dose, mid - dose and PD cohorts • High dose cohort was not needed • Safe and well - tolerated; no treatment related SAE • 9/13 patients were EPO and transfusion free for at least 5 months • One patient maintains stable EPO production and Hb response >18 mos. • Conclusions – TARGT technology allows for safe, continuous administration of therapeutic proteins at physiologic levels for extended time periods – Future emphasis of TARGT EPO will be on orphan indications including β thalassemia (preclinical POC in progress at CHOP) and MDS (under review by Israeli MOH) 36 *As presented at American Society of Nephrology, November 2015. Data cut - off 10/27/2015

Stanford GeneRide Technology • Novel technology for highly specific and permanent integrated genetic transduction without lentivirus • Based on “promoter - less” homologous recombination – AAV - based – Permanent – Specific and controlled integration: no “off target” integration – Uses natural promoter(s) • Medgenics acquired exclusive rights to use this technology in ex vivo fibroblast - based systems • When reduced to practice in TARGT should allow permanent but removable treatment for select applications, e.g., CNS 37

TARGT CNS – Goal : sustained autologous large molecule production in central nervous system (CNS) – Future disease targets: • M etastatic and primary brain tumors • Lysosomal storage diseases with CNS involvement – Preclinical POC and IND - enabling work underway – First IND filing expected in 2017 38